[USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]




                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------
                         USAA SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                JANUARY 31, 2001





TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      FAREWELL FROM MICKEY ROTH                                         2
      MESSAGE FROM THE PRESIDENT                                        3
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Portfolio of Investments                                       8
         Notes to Portfolio of Investments                             12
         Statement of Assets and Liabilities                           13
         Statement of Operations                                       14
         Statements of Changes in Net Assets                           15
         Notes to Financial Statements                                 16






IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA SCIENCE & TECHNOLOGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.








                  USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth*            Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

*CLOSED TO NEW INVESTORS.










FAREWELL FROM MICKEY ROTH

[PHOTOGRAPH OF MICHAEL J.C. ROTH, CFA, APPEARS HERE.]

Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,

Michael J.C. Roth, CFA


USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.







MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

--------------------------------------------------------------------------------
- Served USAA from 1994-2000 as head of Investment Sales and Service

- Before joining USAA, was vice president of Equity Trading and Retirement Plans at Norwest Investment Services, Inc. (NISI) in Minneapolis, Minnesota

- Holds a master of business administration degree from the University of St. Thomas in St. Paul, Minnesota, and a bachelor of business administration degree from the University of Minnesota

- Holds NASD Series 7, 63, 24, 4, and 53 securities licenses

- Active member of the Mutual Fund Education Alliance and the Securities Industry Association

- Married with three children
--------------------------------------------------------------------------------

Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account -- a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,

Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD








INVESTMENT REVIEW

USAA SCIENCE & TECHNOLOGY FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

--------------------------------------------------------------------------------
                                           1/31/01              7/31/00
--------------------------------------------------------------------------------
  Net Assets                            $568.1 Million       $624.5 Million
  Net Asset Value Per Share                 $17.16               $21.06
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
--------------------------------------------------------------------------------
     7/31/00 to 1/31/01             1 YEAR         SINCE INCEPTION ON 8/1/97
          -18.48%(+)                -9.25%                  17.18%
--------------------------------------------------------------------------------

(+) TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.







                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund, the S&P 500 Index, and the Lipper Science & Technology Funds Average for the period of 08/01/1997 through 01/31/2001. The data points from the graph are as follows:


               USAA SCIENCE &            S&P 500          LIPPER SCIENCE &
               TECHNOLOGY FUND            INDEX            TECH FUNDS AVG.
               ---------------           -------          ----------------

08/01/97         $10,000                 $10,000             $10,000
01/31/98           9,450                  10,356               9,442
07/31/98          11,170                  11,931              11,097
01/31/99          14,360                  13,723              16,393
07/31/99          15,180                  14,341              18,524
01/31/00          19,191                  15,142              31,592
07/31/00          21,363                  15,627              31,758
01/31/01          17,415                  15,005              23,687

DATA SINCE INCEPTION ON 8/1/97 THROUGH 1/31/01.

THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA SCIENCE & TECHNOLOGY FUND TO THE S&P 500 INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE, AN AVERAGE PERFORMANCE LEVEL OF ALL SCIENCE AND TECHNOLOGY FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.






MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, CURT ROHRMAN, CFA, APPEARS HERE.]

HOW DID THE FUND PERFORM FROM JULY 31, 2000, TO JANUARY 31, 2001?

Your USAA Science & Technology Fund performed well relative to its peer group during the period, declining 18.48% compared to a 27.68% decrease for the average fund in the Lipper Science & Technology category. Your Fund's balanced approach to science and technology continued to pay off, with investments in the health-care and oil-service sectors moderating the poor performance of traditional technology stocks.

Holdings posting gains during the past six months include Amgen, Baker Hughes, Diamond Offshore, Human Genome Sciences, Medtronic, Merck, Millenium Pharmaceuticals, Pfizer, Pharmacia, and Schlumberger. Standout performers include Lifepoint Hospitals and Duane Reade, increasing 24.93% and 43.39%, respectively.

Some of the Fund's technology holdings contributed double-digit gains, including BEA Systems, Check Point Software, Ciena, Comverse Technology, Linear Technology, Micromuse, QUALCOMM, and Sungard Data Systems. Each of these companies has a leading competitive position and strong product cycles, allowing them to weather the slowing economy.

Many technology positions lost more than one-third of their value during the period. These include Avanex, Cisco Systems, Clarent, Intel, GlobeSpan, JDS Uniphase, Lucent Technologies, Nortel Networks, Nuance Communications, and Silicon Laboratories. The Fund's position in Lucent was eliminated during the period.


REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE DEFINITION.

YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
8-11.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

The past six months can be characterized as one of the worst periods of performance for technology stocks, with the S&P 500 Index's technology sector declining an incredible 28.30%. In retrospect, a decline in technology stocks is not surprising, given the sector's superb returns since the trough of the last cycle in late October 1998. Technology stocks gained 166% between that time and August 2000, a period of less than two years. However, the magnitude of the correction is surprising.

We believe slowing U.S. economic growth and inventory adjustments by companies in the technology sector lie at the heart of declining technology stock prices. The effect of the slowing domestic economy is evident across all consumer and corporate sectors and probably needs no further elaboration. Purchasing managers of companies classically respond to weakening customer demand by making adjustments in inventory levels. We do not believe component or finished-goods inventories were excessive before the slowdown, in general. Therefore, we believe appropriate inventory levels and historical unit growth levels will be achieved quickly once end demand recovers.

Health-care stocks performed well, but not exceptionally, during the period, with the S&P health-care sector advancing 6.60%. As is typical, health-care stock prices moved in the opposite direction of technology stock prices. This occurred again as investors sought the safety and reliable profitability inherent in the health-care industry. However, the defensive benefits of the sector were muted by concerns regarding government price controls, reimbursement risk, and patent expiration risk.

WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

We maintained your USAA Science & Technology Fund's balanced investment approach, as we promised we would. Holdings were spread across areas as diverse as traditional computer technology, communications, health care, biotechnology and oil service. Our research shows that over long periods of time, technology and health-care stocks provide equivalent performance -- roughly 12% per year -- but with low correlation. The result of combining these sectors in a single portfolio is the performance of a technology fund with lower volatility.

WHAT IS YOUR OUTLOOK?

We remain bullish on the stock market as a whole. U.S. economic growth rates have slowed, but the Federal Reserve Board (the Fed) has clearly signaled an intention to reduce interest rates sufficiently to reinvigorate demand. While the Fed may have responded a bit late, the aggressiveness of the response reflects its determination to prevent a domestic recession from evolving to a global recession. An imminent tax-rate cut potentially could spur demand as well. Corporate profitability will not likely recover immediately, but we believe investors will be willing to look over the earnings trough. At current low levels of inflation and declining real rates of interest, the market appears to be undervalued, in our view.

We are particularly bullish on technology and health-care stocks. America's dominance in scientific and technological innovation is unmatched. This country's track record of extraordinary financial reward for successful innovation suggests that early and aggressive exploitation of technology will continue to occur here in the United States, and occur here FIRST. Corporate managements fully understand that the shortest path to enhanced productivity and profitability lies with capital spending on technology, specifically spending on software and networking, both wired and wireless.

Our bullishness applies not only to computer and communications technology, but equally, or possibly more so, to biotechnology, genomics, proteomics, pharmaceuticals, and medical devices. In our opinion, opportunities presented by aging demographics and the incredible potential of genomics for personalized disease management and prevention far outweigh current concerns regarding health-care reimbursement and the potential for pharmaceutical price controls. Finally, a Republican administration should bode well for both the health-care and technology industries.


REFER TO THE BOTTOM OF PAGE 4 FOR THE S&P 500 INDEX DEFINITION.









-------------------------------------    ---------------------------------------
       TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
         (% OF NET ASSETS)                          OF EQUITY HOLDINGS
-------------------------------------               (% OF NET ASSETS)
Analog Devices, Inc.             3.1%    ---------------------------------------
AOL Time Warner, Inc.            3.1     Computer Software & Service       17.2%
Nortel Networks Corp. ADR        3.1     Electronics - Semiconductors      16.6
Microsoft Corp.                  3.0     Communication Equipment           14.8
Intel Corp.                      2.7     Drugs                              7.1
Oracle Corp.                     2.7     Biotechnology                      6.6
Texas Instruments, Inc.          2.7     Computer- Hardware                 6.3
QUALCOMM, Inc.                   2.6     Oil & Gas - Drilling/Equipment     5.3
Pfizer, Inc.                     2.5     Computer - Networking              5.1
Pharmacia Corp.                  2.5     Medical Products & Supplies        4.1
-------------------------------------    Equipment - Semiconductors         3.1
                                         ---------------------------------------

YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
8-11.








USAA SCIENCE & TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)

                                                                         MARKET
  NUMBER                                                                 VALUE
OF SHARES                      SECURITY                                  (000)
--------------------------------------------------------------------------------
                             COMMON STOCKS (100.1%)

            BIOTECHNOLOGY (6.6%)
   76,000   Abgenix, Inc.*                                              $  3,192
   50,000   Affymetrix, Inc.*                                              3,331
   70,000   Amgen, Inc.*                                                   4,922
  100,000   Diversa Corp.*                                                 2,538
   67,000   Genentech, Inc.*                                               3,970
   53,000   Human Genome Sciences, Inc.*                                   3,233
   63,000   IDEC Pharmaceuticals Corp.*                                    3,705
   98,000   Immunex Corp.*                                                 3,001
  111,000   Incyte Genomics, Inc.*                                         3,094
   47,000   Invitrogen Corp.*                                              3,501
   62,000   Millennium Pharmaceuticals, Inc.*                              3,108
--------------------------------------------------------------------------------
                                                                          37,595
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (14.8%)
   53,000   Avanex Corp.*                                                  3,425
  116,000   CIENA Corp.*                                                  10,447
  287,000   Clarent Corp.*                                                 4,807
   73,000   Comverse Technology, Inc.*                                     8,272
  174,000   JDS Uniphase Corp.*                                            9,537
  519,000   LM Ericsson Telephone Co. ADR                                  6,163
  455,000   Nortel Networks Corp. ADR                                     17,395
  173,100   QUALCOMM, Inc.*                                               14,551
   76,000   Research in Motion Ltd.*                                       5,002
  135,000   Sycamore Networks, Inc.*                                       4,759
--------------------------------------------------------------------------------
                                                                          84,358
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (6.3%)
  389,000   Dell Computer Corp.*                                          10,162
  241,000   Handspring, Inc.*                                             11,075
  196,000   Hewlett-Packard Co.                                            7,201
  265,000   Palm, Inc.*                                                    7,188
--------------------------------------------------------------------------------
                                                                          35,626
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (5.1%)
   66,000   Brocade Communications Systems, Inc.*                          5,961
  287,000   Cisco Systems, Inc.*                                          10,744
  120,000   Extreme Networks, Inc.*                                        5,715
   60,000   Juniper Networks, Inc.*                                        6,356
--------------------------------------------------------------------------------
                                                                          28,776
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (17.2%)
   91,000   Agile Software Corp.*                                          4,482
  139,000   BEA Systems, Inc.*                                             9,165
   44,000   Check Point Software Technologies Ltd.*                        6,710
  142,000   Electronic Arts, Inc.*                                         6,505
  136,000   i2 Technologies, Inc.*                                         6,885
   80,000   Interwoven, Inc.*                                              2,685
   43,000   Mercury Interactive Corp.*                                     3,736
   65,000   Micromuse, Inc.*                                               5,253
  278,000   Microsoft Corp.*                                              16,975
   70,000   Nuance Communications, Inc.*                                   2,629
   40,000   Numerical Technologies, Inc.*                                  1,025
  532,000   Oracle Corp.*                                                 15,495
   88,000   Siebel Systems, Inc.*                                          5,836
  100,000   SpeechWorks International, Inc.*                               3,169
   78,000   Veritas Software Corp.*                                        7,400
--------------------------------------------------------------------------------
                                                                          97,950
--------------------------------------------------------------------------------
            DRUGS (7.1%)
  146,000   Merck & Co., Inc.                                             11,999
  315,000   Pfizer, Inc.                                                  14,222
  255,000   Pharmacia Corp.                                               14,285
--------------------------------------------------------------------------------
                                                                          40,506
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (1.5%)
   52,000   Capstone Turbine Corp.*                                        2,132
   30,000   FuelCell Energy, Inc.*                                         2,145
   75,000   Plug Power, Inc.*                                              1,997
  150,000   Proton Energy Systems, Inc.*                                   2,250
--------------------------------------------------------------------------------
                                                                           8,524
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (1.8%)
  230,000   Teradyne, Inc.*                                               10,079
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (16.6%)
  285,000   Analog Devices, Inc.*                                         17,841
  149,000   Applied Micro Circuits Corp.*                                 10,951
  170,000   Atmel Corp.*                                                   2,890
  132,000   GlobeSpan, Inc.*                                               4,727
  410,000   Intel Corp.                                                   15,170
  206,000   Linear Technology Corp.                                       12,901
  270,000   Micron Technology, Inc.*                                      12,358
  113,500   Silicon Laboratories, Inc.*                                    2,284
  351,000   Texas Instruments, Inc.                                       15,374
--------------------------------------------------------------------------------
                                                                          94,496
--------------------------------------------------------------------------------
            ENTERTAINMENT (3.1%)
  330,000   AOL Time Warner, Inc.*                                        17,345
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (3.1%)
  221,000   Applied Materials, Inc.*                                      11,119
  140,000   KLA-Tencor Corp.*                                              6,423
--------------------------------------------------------------------------------
                                                                          17,542
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (2.0%)
  119,000   Johnson & Johnson, Inc.                                       11,082
--------------------------------------------------------------------------------
            HOSPITALS (0.7%)
  122,000   LifePoint Hospitals, Inc.*                                     4,011
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (4.1%)
   45,000   Align Technology, Inc.*                                          607
   57,000   Applera Corp.                                                  4,788
  120,000   Guidant Corp.*                                                 5,940
  216,000   Medtronic, Inc.                                               11,664
--------------------------------------------------------------------------------
                                                                          22,999
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (5.3%)
  155,000   Baker Hughes, Inc.                                             6,409
  138,000   Diamond Offshore Drilling, Inc.                                5,588
  146,000   Halliburton Co.                                                6,014
   76,000   Schlumberger Ltd.                                              5,837
  132,000   Transocean Sedco Forex, Inc.                                   5,999
--------------------------------------------------------------------------------
                                                                          29,847
--------------------------------------------------------------------------------
            RETAIL - DRUGS (0.7%)
  129,500   Duane Reade, Inc.*                                             4,248
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (0.7%)
   81,000   Gemstar-TV Guide International, Inc.*                          4,197
--------------------------------------------------------------------------------
            SERVICES - COMPUTER SYSTEMS (0.9%)
  100,000   SunGard Data Systems, Inc.*                                    4,995
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (1.4%)
  196,000   Level 3 Communications, Inc.*                                  7,975
--------------------------------------------------------------------------------
            TELEPHONES (1.1%)
  400,000   Metromedia Fiber Network, Inc. "A"*                            6,375
--------------------------------------------------------------------------------
            Total common stocks (cost: $481,078)                         568,526
--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT
  (000)
-----------
                         MONEY MARKET INSTRUMENT (0.2%)

  $ 1,311   Federal Home Loan Bank Consolidated Discount Note,
              5.58%, 2/01/2001 (cost: $1,311)                              1,311
--------------------------------------------------------------------------------
            Total investments (cost: $482,389)                          $569,837
================================================================================







USAA SCIENCE & TECHNOLOGY FUND

NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 7.2% of net assets at January 31, 2001.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

* Non-income producing.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA SCIENCE & TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)


ASSETS

   Investments in securities, at market value
     (identified cost of $482,389)                                     $569,837
   Cash                                                                     283
   Receivables:
      Capital shares sold                                                   221
      Dividends                                                              61
      Securities sold                                                     3,779
                                                                       --------
         Total assets                                                   574,181
                                                                       --------

LIABILITIES

   Securities purchased                                                   4,880
   Capital shares redeemed                                                  443
   USAA Investment Management Company                                       346
   USAA Transfer Agency Company                                             195
   Accounts payable and accrued expenses                                    171
                                                                       --------
         Total liabilities                                                6,035
                                                                       --------
            Net assets applicable to capital shares outstanding        $568,146
                                                                       ========

REPRESENTED BY

   Paid-in capital                                                     $507,547
   Accumulated undistributed net investment loss                         (2,960)
   Accumulated net realized loss on investments                         (23,889)
   Net unrealized appreciation of investments                            87,448
                                                                       --------
            Net assets applicable to capital shares outstanding        $568,146
                                                                       ========
   Capital shares outstanding                                            33,116
                                                                       ========
   Authorized shares of $.01 par value                                  105,000
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  17.16
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA SCIENCE & TECHNOLOGY FUND

STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)


NET INVESTMENT LOSS

   Income:
      Dividends (net of foreign taxes withheld of $2)                 $     704
      Interest                                                               84
                                                                      ---------
         Total income                                                       788
                                                                      ---------
   Expenses:
      Management fees                                                     2,300
      Transfer agent's fees                                               1,100
      Custodian's fees                                                       74
      Postage                                                               174
      Shareholder reporting fees                                             35
      Directors' fees                                                         2
      Registration fees                                                      44
      Professional fees                                                      17
      Other                                                                   3
                                                                      ---------
         Total expenses                                                   3,749
      Expenses paid indirectly                                               (1)
                                                                      ---------
         Net expenses                                                     3,748
                                                                      ---------
            Net investment loss                                          (2,960)
                                                                      ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss                                                 (13,149)
      Change in net unrealized appreciation/depreciation               (108,967)
                                                                      ---------
            Net realized and unrealized loss                           (122,116)
                                                                      ---------
   Decrease in net assets resulting from operations                   $(125,076)
                                                                      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.







USAA SCIENCE & TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001,
AND YEAR ENDED JULY 31, 2000
(UNAUDITED)

                                                       1/31/2001     7/31/2000
                                                      -------------------------
FROM OPERATIONS

   Net investment loss                                 $  (2,960)    $  (2,980)
   Net realized loss on investments                      (13,149)       (6,114)
   Change in net unrealized appreciation/depreciation
      of investments                                    (108,967)      134,532
                                                      -------------------------
      Increase (decrease) in net assets resulting
         from operations                                (125,076)      125,438
                                                      -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net realized gains                                          -        (3,329)
                                                      -------------------------
   Tax return of capital                                       -        (1,714)
                                                      -------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                             128,701       400,291
   Reinvested dividends                                        -         4,991
   Cost of shares redeemed                               (60,007)     (159,141)
                                                      -------------------------
      Increase in net assets from
         capital share transactions                       68,694       246,141
                                                      -------------------------
Net increase (decrease) in net assets                    (56,382)      366,536

NET ASSETS

   Beginning of period                                   624,528       257,992
                                                      -------------------------
   End of period                                       $ 568,146     $ 624,528
                                                      =========================

ACCUMULATED UNDISTRIBUTED
    NET INVESTMENT LOSS

   End of period                                       $  (2,960)    $       -
                                                      =========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                             6,612        20,438
   Shares issued for dividends reinvested                      -           289
   Shares redeemed                                        (3,146)       (8,074)
                                                      -------------------------
         Increase in shares outstanding                    3,466        12,653
                                                      =========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA SCIENCE & TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2001, custodian fee offset arrangements reduced expenses by $1,000.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2001.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $8,807,000, which will expire in 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2001, were $238,222,000 and $171,112,000, respectively.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, were $136,885,000 and $49,437,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per-share operating performance for a share outstanding throughout the period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,            YEAR ENDED JULY 31,
                              -----------------------------------------------------
                                   2001          2000          1999         1998*
                              -----------------------------------------------------
Net asset value at
   beginning of period          $  21.06      $  15.18      $  11.17      $  10.00
Net investment loss                 (.09)(a)      (.13)(a)      (.06)(a)      (.07)(a)
Net realized and
   unrealized gain (loss)          (3.81)         6.26          4.07          1.24
Distributions of realized
   capital gains                       -          (.17)            -             -
Distributions of return
   of capital                          -          (.08)            -             -
                              -----------------------------------------------------
Net asset value at
   end of period                $  17.16      $  21.06      $  15.18      $  11.17
                              =====================================================
Total return (%)**                (18.48)        40.73         35.90         11.70
Net assets at
   end of period (000)          $568,146      $624,528      $257,992      $111,318
Ratio of expenses to
   average net assets (%)           1.23(b)       1.22          1.33          1.42
Ratio of net investment
   loss to average
   net assets (%)                   (.97)(b)      (.65)         (.47)         (.69)
Portfolio turnover (%)             28.34         69.21         44.39         76.31


 *  FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.
** ASSUMES REINVESTMENT OF ALL CAPITAL GAIN AND OTHER DISTRIBUTIONS DURING THE PERIOD.
(a) CALCULATED USING AVERAGE SHARES.
(b) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777








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